UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  October 15, 2010 (October 11, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 11, 2010, INX Inc. (the “Company”) received a determination letter from the NASDAQ Listing Qualifications Staff (the “Staff”) advising that the Company remains non-compliant with the requirements for continued listing on The NASDAQ Global Market (“NASDAQ”) due to its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2010, with the Securities and Exchange Commission (the “SEC”).  As a result, the notice indicates that the Company’s common stock is subject to delisting from NASDAQ unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”).

The Company intends to timely request a hearing before the Panel.  The Company’s request for a hearing will automatically stay any delisting action through at least November 2, 2010.  In connection with its request for a hearing, the Company will request that the Panel continue the stay of delisting until the conclusion of the hearing process.

Following the hearing, the Panel has the authority under the NASDAQ Listing Rules to grant the Company an exception within which to regain compliance with the filing requirement for a period not to exceed April 11, 2011.  However, there can be no assurance that the Panel will grant the Company a stay of Staff’s delisting determination until the conclusion of the hearing process or that it will grant the additional time requested by the Company to regain compliance with NASDAQ’s filing requirement.

As previously announced, the Company identified historical accounting errors that require a restatement of its financial statements reported on Form 10-K/A for the year ended December 31, 2008, the financial statements reported on Form 10-Q/A for the quarterly period ended March 31, 2009 and the financial statements reported on Form 10-Q for the quarterly periods ended June 30, 2009 and September 30, 2009.   Due to the review and analysis of these errors, the Company was unable to timely file the periodic reports for the fiscal year ended December 31, 2009, and the subsequent reports for the quarterly periods ended March 31 and June 30, 2010.

On October 15, 2010, the Company issued a Press Release with respect to the letter referenced herein.  A copy of that Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated October 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2010	INX Inc.

	By:	/s/ James H. Long
	Name:	James H. Long
	Title:	Executive Chairman

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 15, 2010